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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) - January 20, 2000
                                                            ----------------

                              HUDSON UNITED BANCORP
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)


                                   NEW JERSEY
                                   ----------
                 (State or Other Jurisdiction of Incorporation)

               1-10699                             22-2405746
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       (Commission File Number)         (IRS Employer Identification No.)

               1000 MacArthur Boulevard, Mahwah, New Jersey 07430
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                    (Address of Principal Executive Offices)

                                 (201) 236-2600
                                 --------------
                         (Registrant's Telephone Number)


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Item 5.  Other Events
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         On January 20, 2000, the Registrant  issued a press release  announcing its fourth quarter and full year 1999 financial results, which included a special charge for the fourth quarter 1999. Copies of the press release are attached as Exhibit 99 to this Current Report on Form 8-K and incorporated by reference herein.

Item 7. Exhibits
----------------

         Exhibit 99 - Press Release dated January 20, 2000.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registration has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                  HUDSON UNITED BANCORP

                                      CHRIS A. McFADDEN
Dated: January 20, 2000           By: ______________________________
                                      Chris A. McFadden
                                      Senior Vice President & CFO



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Index to Exhibits

         Exhibit 99 - Press Release dated January 20, 2000.